UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 22, 2024

Date of Report (date of earliest event reported)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation or organization)

001-38911

(Commission File Number)

N/A

(I.R.S. Employer Identification No.)

70 St. Mary Axe

London EC3A 8BE
United Kingdom

(Address of Principal Executive Offices)

(44) 207-433-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
5.25% Series A Mandatory Convertible Preferred Shares, no par value	CLVT PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On January 22, 2024, Clarivate Plc (“Clarivate” or the “Company” or “we” or “us” or “our”) issued a press release announcing that it is launching a process to refinance its outstanding senior secured term loans under its existing term loan B, scheduled to mature in October 2026. As part of this effort, the Company will seek to enter into a new, seven-year senior secured $2.2 billion term loan B credit facility. The strategic refinancing is intended to improve financial flexibility, including extending the company's debt maturities.

In connection with the launch of the debt refinancing process, Clarivate is announcing that it expects to incur a goodwill impairment charge in the range of $800 million to $900 million across the Intellectual Property and Life Sciences & Healthcare segment reporting units in the fourth quarter 2023. We perform goodwill impairment testing during the fourth quarter of each year, or more frequently if events or changes in circumstances indicate that carrying value may not be recoverable. In assessing whether a potential impairment event has occurred, we evaluate various factors, many of which are subjective and require significant judgment.

The charge is expected to lower the Company’s 2023 forecast of a GAAP net loss but will have no impact on the 2023 full year outlook for Revenues, Organic Revenue Growth, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Diluted EPS and Free Cash Flow as outlined in its third quarter 2023 earnings press release issued on November 7, 2023.

The press release has been furnished with this Form 8-K as Exhibit 99.1 and is posted on the investor relations section of the Company’s website (http://ir.clarivate.com/).

The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the impact of inflation, the impact of foreign currency fluctuations, the COVID-19 pandemic and governmental responses thereto, international hostilities, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10-K/A, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

No.	Description
99.1	Press release issued by Clarivate Plc dated January 22, 2024
104	The cover page from the Company's Current Report on Form 8-K dated January 22, 2024, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: January 22, 2024	By: /s/ Jonathan M. Collins
Name: Jonathan M. Collins
Executive Vice President & Chief Financial Officer